Prospectus Supplement

December 1, 2008

Morgan Stanley Institutional Fund Trust

Supplement dated December 1, 2008 to the Morgan Stanley Institutional Fund Trust Prospectus dated January 31, 2008 of:

Limited Duration Portfolio

The first and second paragraphs of the section of the Prospectus entitled "Fund Management—Portfolio Management—Limited Duration Portfolio" are hereby deleted and replaced with the following:

The Portfolio's assets are managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Jaidip Singh, an Executive Director of the Adviser, and Virginia Keehan and Joseph Mehlman, each a Vice President of the Adviser.

Mr. Singh has been associated with the Adviser in an investment management capacity since April 1996 and began managing the Portfolio in May 2008. Ms. Keehan has been associated with the Adviser in an investment management capacity since February 2004 and began managing the Portfolio in November 2008. Prior to February 2004, Ms. Keehan was a senior portfolio manager at Quadra Capital Management. Mr. Mehlman has been associated with the Adviser in an investment management capacity since June 2002 and began managing the Portfolio in May 2008.

All team members are responsible for the execution of the overall strategy of the Portfolio.

Please retain this supplement for future reference.

IFTFISPT5

Statement of Additional Information Supplement

December 1, 2008

Morgan Stanley Institutional Fund Trust

Supplement dated
December 1, 2008 to the
Statement of Additional
Information dated
January 31, 2008:

With respect to the Limited Duration Portfolio the first and second paragraphs of the section of the Statement of Additional Information entitled "Management of the Fund—Investment Adviser—Portfolio Managers—Portfolio Manager Compensation Structure" are hereby deleted and replaced with the following:

Other Accounts Managed by the Portfolio Managers. As of February 29, 2008: Jaidip Singh managed six registered investment companies with a total of approximately $4.0 billion in assets; no pooled investment vehicles other than registered investment companies; and 10 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $10 billion in assets. Of these other accounts, four accounts with a total of approximately $1.3 billion in assets had performance-based fees. Joseph Mehlman managed five registered investment companies with a total of approximately $1.6 billion in assets; no pooled investment vehicles and no other accounts. As of November 20, 2008: Virginia Keehan managed eight registered investment companies with a total of approximately $1.9 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Securities Ownership of Portfolio Managers. As of February 29, 2008, the dollar range of securities beneficially owned by each of Jaidip Singh and Joseph Mehlman in the Portfolio was $1-$10,000 and $1-$10,000, respectively. As of November 20, 2008, Virginia Keehan, did not beneficially own any securities in the Portfolio.

Please retain this supplement for future reference.